Exhibit 4.1

AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

THIS AMENDED AND RESTATED STOCKHOLDERS’ Agreement (the “Agreement”), dated as of October 15, 2007, is by and among Motricity, Inc., a Delaware corporation (the “Company”), PalmGear, Inc., a Tennessee corporation (“PalmGear”), Palm Digital Media, Inc., a Massachusetts corporation (“PDM,” and together with PalmGear, the “Material Subsidiaries”), each of the parties listed on Schedule A attached hereto and made a part hereof (each, a “Common Stockholder” and, collectively, the “Common Stockholders”), each of the parties listed on Schedule B attached hereto and made a part hereof (each, a “Preferred Stockholder” and, collectively, the “Preferred Stockholders”), each of the parties listed on Schedule C attached hereto and made a part hereof (each, an “Employee Stockholder” and, collectively, the “Employee Stockholders”) and M7 Networks Inc., a Delaware corporation (“M7”). As used in this Agreement, the term “Stockholders” includes the Common Stockholders, Preferred Stockholders, Employee Stockholders, M7, any M7 Investor (as defined below) who receives a distribution of Series D1 Preferred (as defined below) in compliance with the terms and conditions of Section 1(e) below, and any other party who subsequently becomes bound by the terms of this Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the Material Subsidiaries, M7, the Common Stockholders, the Employee Stockholders and certain of the Preferred Stockholders are parties to that certain Amended and Restated Stockholders’ Agreement, dated as of February 23, 2007 (the “Original Agreement”); and

WHEREAS, the Common Stockholders, certain of the Preferred Stockholders and Employee Stockholders collectively own more than a majority of the shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and more than a majority of the shares of the Company’s Series H Preferred Stock, $0.001 par value per share (the “Series H Preferred”), the Company’s Series G Preferred Stock, $0.001 par value per share (the “Series G Preferred”), the Company’s Series F Preferred Stock, $0.001 par value per share (the “Series F Preferred”), Series E Preferred Stock, $0.001 par value per share (the “Series E Preferred”), and Series D1 Preferred Stock, $0.001 par value per share (the “Series D1 Preferred”), with shares of Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred being calculated on an as-converted to Common Stock basis, subject to the Original Agreement; and

WHEREAS, in connection with the proposed sale of shares of the Company’s Series I Preferred Stock, $0.001 par value per share (the “Series I Preferred”), (a) the Company and the Stockholders party to the Original Agreement desire to amend and restate the Original Agreement by adopting this Agreement and (b) the Preferred Stockholders purchasing Series I Preferred have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises, which are incorporated into and made a part of this Agreement, and of the mutual representations, warranties, covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Agreement is amended and restated in its entirety as follows:

1. General Restrictions on Transfer.

(a) Each Stockholder agrees that, without the prior written consent of Stockholders holding a majority of the then outstanding shares of Common Stock (but excluding the “Additional Series E IPO Shares” as such term is defined in the Company’s certificate of incorporation prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred then subject to this Agreement (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis) which consent may be given or withheld in the sole discretion of the Stockholders, none of the shares of capital stock (the “Shares”) owned by such Stockholder may be transferred, sold, assigned, pledged, hypothecated, encumbered, donated or otherwise disposed of except in strict compliance with the terms and provisions of this Agreement.

(b) It shall be a condition of any transfer of any shares of the capital stock of the Company by any Stockholder that the transferring Stockholder provide to the Company, upon request, an opinion of counsel satisfactory to the Company that such transfer is exempt from all applicable securities registration requirements, or in lieu thereof, evidence that the shares being transferred have been registered in accordance with all applicable Federal and State securities laws. Notwithstanding this Section 1(b), in the event of any conflict between the provisions of this Section 1(b) and Article III of the Series E Preferred Stock Purchase Agreement, dated October 22, 2004, the Series F Preferred Stock Purchase Agreement, dated June 30, 2005, the Series F Preferred Stock Purchase Agreement, dated July 7, 2005, the Series F Preferred Stock Purchase Agreement, dated January 31, 2006, the Series F Preferred Stock Purchase Agreement dated April 7, 2006, the Series F Preferred Stock Purchase Agreement, dated June 27, 2006, the Series G Preferred Stock Purchase Agreement dated July 17, 2006, the Series G Preferred Stock Purchase Agreement dated October 31, 2006, the Series H Preferred Stock Purchase Agreement dated February 23, 2007 and the Series I Preferred Stock Purchase Agreement dated October [    ], 2007 (collectively, the “SPAs”) in regards to Stockholders who are also Investors (as defined in the SPAs), the terms and conditions of such Article III shall control. Notwithstanding any other provision contained herein, no Stockholder shall take or permit any action to be taken with respect to itself (including, without limitation, any change in its shareholders, members or partners, as applicable) that would subject the Company to regulation under Section 12(g) of the Securities Exchange Act of 1934, as amended, and any such action shall be null and void ab initio and of no force or effect.

(c) The Company, by its execution of this Agreement, agrees that it will not cause or permit the transfer of any shares of the capital stock of the Company to be made on its books except in accordance with this Agreement.

(d) Advanced Equities Investments XXV, LLC (“XXV”) agrees that it shall not permit any of its members or managers to transfer or otherwise dispose of any of their membership interests or other rights in XXV without the prior written consent of the Company; provided, however, that such consent shall not be required in connection with (i) transfers from one member or manager of XXV to one or more other members or managers of XXV who were members or managers of XXV on June 30, 2005; and (ii) transfers from a member or manager of XXV to anyone who would qualify as a Permissible Transferee (as defined in Section 3 of this Agreement but replacing the word “Stockholder” with the words “member or manager”) of such transferring member or manager.

(e) M7 agrees that it will not transfer or otherwise dispose of any of the Shares without the prior written consent of the Company; provided however, that such consent shall not be required in connection with the distribution of Shares by M7 to any M7 Investor who has executed a Counterpart Signature Page (as hereinafter defined) prior to such distribution. Upon the distribution of Shares to an M7 Investor which is in compliance with the provisions of this Section 1(e), the M7 Investor shall, with respect to the distributed Shares, be deemed to be a Preferred Stockholder and a Stockholder. For purposes of this Agreement, the term “M7 Investor” shall mean an individual or entity who was a stockholder or creditor of M7 on July 8, 2005 and whose name is set forth on Schedule D attached hereto, and any individual or entity who would qualify as a Permissible Transferee (as defined in Section 3 of this Agreement except that the term (a) Shares shall mean shares of the capital stock of M7, (b) Stockholder shall mean a stockholder of M7 and (c) Company shall mean M7) of any such stockholder.

(f) Advanced Equities Investments XXVI, LLC (“XXVI”) agrees that it shall not permit any of its members or managers to transfer or otherwise dispose of any of their membership interests or other rights in XXVI without the prior written consent of the Company; provided, however, that such consent shall not be required in connection with (i) transfers from one member or manager of XXVI to one or more other members or managers of XXVI who were members or managers of XXVI on August 30, 2005; and (ii) transfers from a member or manager of XXVI to anyone who would qualify as a Permissible Transferee (as defined in Section 3 of this Agreement but replacing the word “Stockholder” with the words “member or manager”) of such transferring member or manager.

(g) Advanced Equities Investments XXXV, LLC (“XXXV”) agrees that it shall not permit any of its members or managers to transfer or otherwise dispose of any of their membership interests or other rights in XXXV without the prior written consent of the Company; provided, however, that such consent shall not be required in connection with (i) transfers from one member or manager of XXXV to one or more other members or managers of XXXV who were members or managers of XXXV on January 31, 2006; and (ii) transfers from a member or manager of XXXV to anyone who would qualify as a Permissible Transferee (as defined in Section 3 of this Agreement but replacing the word “Stockholder” with the words “member or manager”) of such transferring member or manager.

(h) Each of AEI Eastern Investments I, LLC, AEI Eastern Investments II, LLC, AEI Eastern Investments III, LLC, AEI Eastern Investments IV, LLC, AEI 2006 Venture Investments I, LLC, AEI 2006 Venture Investments II, LLC, AEI 2006 Venture Investments III, LLC, AEI 2006 Venture Investments IV, LLC, AEI Trilogy Fund I, LLC and all other entities controlled by Advanced Equities, Inc. or its executive officers (collectively, “AEI”) agrees that such entity shall not permit any of its members or managers to transfer or otherwise dispose of any of their membership interests or other rights in such entity without the prior written consent of the Company; provided, however, that such consent shall not be required in connection with (i)

transfers from one member or manager of such entity to one or more other members or managers of such entity who were members or managers of such entity on April 7, 2006; and (ii) transfers from a member or manager of such entity to anyone who would qualify as a Permissible Transferee (as defined in Section 3 of this Agreement but replacing the word “Stockholder” with the words “member or manager”) of such transferring member or manager.

2. Certain Exceptions. Notwithstanding anything in this Agreement to the contrary, the provisions of Sections 4, 5, and 7 hereof shall not apply to (i) a surrender of Shares in connection with any reorganization or recapitalization of the Company, provided that this Agreement (including Sections 4, 5 and 7) shall be applicable to any shares of capital stock received in such reorganization or recapitalization, (ii) the pledge of any of the Shares as collateral for a bona fide loan, but such provisions shall apply to the sale or other disposition of Shares under any such pledge, (iii) the repurchase by the Company of any Shares from a Stockholder pursuant to a stock restriction agreement, restricted stock purchase agreement or other similar agreement, or (iv) the distribution of Shares by M7 to an M7 Investor, provided however that the Shares so distributed by M7 to such M7 Investor shall be subject to all of the provisions of this Agreement (including without limitation Sections 3, 4, 5 and 7).

3. Permissible Transferees. Notwithstanding any provision of Section 4, 5 or 7 of this Agreement to the contrary, a sale, transfer, devise, bequest, gift or other disposition of any Shares by a Stockholder to or for the benefit of one or more Permissible Transferees pursuant to this Section 3 shall not be subject to the rights of first refusal set forth in Sections 4 and 5 of this Agreement or the co-sale rights set forth in Section 7 of this Agreement; provided, however, that the Shares so transferred shall remain subject to all provisions of this Agreement, including without limitation the rights of first refusal set forth in Sections 4 and 5 of this Agreement, and the co-sale rights set forth in Section 7 of this Agreement, in the hands of the Permissible Transferee. Prior to effecting any such transfer subject to Section 1(a), the transferring Stockholder shall notify the Company and, if such transfer is subject to Sections 4, 5 or 7 of this Agreement, the other Stockholders in writing of such transfer. If, at the time of such transfer, the Permissible Transferee is not a party to this Agreement, the transfer to the Permissible Transferee shall be deemed to be in violation of the terms of this Agreement unless the Permissible Transferee and the spouse of the Permissible Transferee, if applicable, shall execute a counterpart signature page to this Agreement in substantially the form of Exhibit A attached hereto (the “Counterpart Signature Page”) concomitant with the issuance of a certificate or certificates representing the Shares so transferred. In the event of a transfer in violation of the terms of this Section 3, the Company and the Stockholders shall continue to treat the transferring Stockholder as the owner of such Shares, and the Company shall not reissue such Shares in the name of the Permissible Transferee until such time as the Permissible Transferee and the spouse of the Permissible Transferee, if applicable, executes a Counterpart Signature Page. “Permissible Transferee” shall mean (i) with respect to a Stockholder who is a natural person, a parent, spouse or lineal ancestor or descendant (including those legally adopted) of the Stockholder or a trust (or other similar entity) established solely for the benefit of the Stockholder or one or more of the aforementioned individuals, (ii) with respect to a Stockholder that is a trust (or other similar entity), any beneficiary of the Stockholder or any trust (or other similar entity) established solely for the benefit of a beneficiary of the Stockholder, or (iii) with respect to a Stockholder that is a corporation, partnership, limited liability company or other similar entity, to any subsidiary, parent, general partner, limited partner, retired partner, member, retired member, stockholder, retired stockholder or affiliate of, or entity under common investment management with, such Stockholder; provided, however, that Advanced Equities Investments XXV, LLC, M7, Advanced Equities Investments XXVI, LLC, Advanced Equities Investments XXXV, LLC, AEI Eastern Investments I, LLC, AEI Eastern Investments II, LLC, AEI Eastern Investments III, LLC, AEI Eastern Investments IV, LLC, AEI 2006 Venture Investments I, LLC, AEI 2006 Venture Investments II, LLC, AEI 2006 Venture Investments III, LLC, AEI 2006 Venture Investments IV, LLC, AEI Trilogy Fund I, LLC and all other entities controlled by Advanced Equities, Inc. or its executive officers shall not be permitted to transfer any Shares under this Section 3 during the term of this Agreement. Upon the transfer of Shares to a Permissible Transferee which is in compliance with the provisions of this Section 3, the Permissible Transferee shall, with respect to the transferred Shares, be deemed to be (i) a Common Stockholder if the transferred Shares were transferred by a Common Stockholder and such transferred Shares were shares of Common Stock (other than shares of Common Stock issued upon conversion or redemption of Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred or Series D1 Preferred) or shares of any series of preferred stock other than Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred or Series D1 Preferred, (ii) a Preferred Stockholder if the transferred Shares were transferred by a Preferred Stockholder and such transferred Shares were shares of Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred or Series D1 Preferred or shares of Common Stock issued upon conversion or redemption of Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred or Series D1 Preferred or (iii) an Employee Stockholder if such Shares were transferred by an Employee Stockholder.

4. Rights of First Refusal.

(a) Unless such Stockholder first complies fully with the provisions of this Section 4, (i) no Common Stockholder or Preferred Stockholder shall sell, transfer, assign, pledge, hypothecate, encumber, donate or otherwise dispose of all or any part of the Shares owned by such Common Stockholder or Preferred Stockholder to a Competitor, and (ii) no Employee Stockholder shall sell, transfer, assign, pledge, hypothecate, encumber, donate or otherwise dispose of all or any part of the Shares owned by such Employee Stockholder to anyone other than a Permissible Transferee.

(b) If an Employee Stockholder receives a bona fide offer to sell, transfer, assign, pledge, hypothecate, encumber, donate or otherwise dispose of Shares to anyone other than a Permissible Transferee, such Stockholder shall be deemed to be a “Selling Stockholder.” If a Common Stockholder or Preferred Stockholder receives a bona fide offer to sell, transfer, assign, pledge, hypothecate, encumber, donate or otherwise dispose of Shares to anyone other than a Permissible Transferee, such Stockholder shall give written notice of the proposed sale and the name of the proposed purchaser to the Company. If a majority of the Board of Directors of the Company reasonably determines that the proposed purchaser is a Competitor (as defined below), the Board of Directors, within 5 days of the Company’s receipt of such Stockholder’s notice, shall deliver written notice of such determination to the Stockholder in receipt of such offer and such Stockholder shall be deemed to be a “Selling Stockholder.” For purposes of this Agreement, a “Competitor” shall be defined as any person or entity who, directly or through an affiliated entity, competes with the primary business (as of the date of this Agreement) of the Company. A

Selling Stockholder shall give written notice to the Company, the Common Stockholders and Preferred Stockholders of his intention to sell, transfer, assign, pledge, hypothecate, encumber, donate or otherwise dispose of Shares. Such notice (the “Sales Notice”) shall contain:

(i)	the name and address of the prospective purchaser;

(ii)	the number, class and series of the Shares involved in the proposed sale, the price being offered to the Selling Stockholder, the terms of payment and any other terms of such sale; and

(iii)	a copy of the written offer to purchase.

If the price being offered is payable in whole or in part in consideration other than cash, the fair market value of the non-cash portion of the consideration shall be determined in good faith by the Company’s Board of Directors. For a period of twenty (20) days after receipt of the Sales Notice, the Company shall have the right and option to purchase all or any portion of the Shares proposed to be sold by the Selling Stockholder on the terms and conditions, including price, set forth in the prospective purchaser’s bona fide offer to purchase. The option granted in this Section 4(b) may be exercised by giving written notice to the Selling Stockholder within twenty (20) days after the Company’s receipt of the Sales Notice from the Selling Stockholder.

(c) If the Company does not elect to purchase all of the Shares proposed to be sold by the Selling Stockholder, the Selling Stockholder shall notify each of the Common Stockholders and Preferred Stockholders of such fact in writing and such Stockholders (other than the Selling Stockholder) who are accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, (“Accredited Investors”) shall have the right and option, for a period of twenty (20) days after their receipt of written notification of the Company’s election to decline all or a portion of the option set forth in Section 4(b), to purchase all, but not less than all, of the Shares proposed to be sold by the Selling Stockholder, which are not being purchased by the Company, on the terms and conditions set forth in the Sales Notice. If more than one Stockholder elects to purchase the Shares proposed to be sold by the Selling Stockholder, the Stockholders so electing shall purchase such Shares in proportion to the number of shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis) then owned by each of the electing Stockholders or such other proportion as may be agreed to by them. The option granted in this Section 4(c) may be exercised by any Common Stockholder or Preferred Stockholder by giving written notice to the Selling Stockholder and to the Company within twenty (20) days after such Stockholder’s receipt from the Selling Stockholder of the materials described in this Section 4(c).

(d) If the Company and the Stockholders together do not elect to purchase all of the Shares proposed to be sold by the Selling Stockholder, no election by the Company or Stockholders to purchase less than all of the Shares proposed to be sold by the Selling Stockholder shall be effective. If the Selling Stockholder is an Employee Stockholder, the Selling Stockholder shall, within ten (10) days after the expiration or express rejection of the options set forth in Sections 4(b) and 4(c), deliver to each Common Stockholder and Preferred Stockholder (i) written notice of the fact that the Company and the Common Stockholders and Preferred Stockholders did not elect to purchase all of the Shares proposed to be sold by the Selling Stockholder, and (ii) a copy of the Sales Notice (collectively, the “Co-Sale Documents”), and the Common Stockholders and Preferred Stockholders shall thereafter have the co-sale rights set forth in Section 7 of this Agreement. Thereafter and if the Selling Stockholder is a Common Stockholder or Preferred Stockholder, the Selling Stockholder may transfer the Shares free of all restrictions set forth in this Section 4; provided, however, that the sale shall be made only to the prospective purchaser named in the Sales Notice, shall be made in strict accordance with the terms of sale set forth in the Sales Notice and shall be made within forty-five (45) days after expiration or express rejection by the Company and each Stockholder of their rights set forth in this Section 4. Shares sold in accordance with this Section 4(d) shall continue to be subject to all of the terms and provisions of this Agreement, with the same force and effect as if the transferee were an original signatory hereto. In addition, as an absolute condition to any such sale, the transferee and the spouse of the transferee, if applicable, shall execute and deliver to the Company a Counterpart Signature Page. In the event that a Selling Stockholder does not transfer his Shares within the forty-five (45) day period following the expiration or express rejection of the rights set forth in this Section 4, such Shares shall again be subject to all of the provisions of this Agreement, including without limitation the right of first refusal set forth in this Section 4 and the right to purchase set forth in Section 5.

(e) If the Shares of the Selling Stockholder are not sold in accordance with the provisions of this Section 4, such Shares nevertheless shall continue to be subject to all the terms and provisions of this Agreement.

5. Death, Dissolution or Involuntary Transfer.

(a) Upon the death of any Stockholder (the “Deceased Stockholder”), or if a Stockholder shall involuntarily transfer any or all of his Shares for any reason other than death, including without limitation any involuntary transfer by or pursuant to any bankruptcy, dissolution (excluding a voluntary dissolution or wind-down of a Stockholder that is a venture capital fund), divorce or equitable distribution, court order, attachment or similar proceeding or otherwise by operation of law, such Stockholder or the Deceased Stockholder’s personal representative shall give the Company prompt written notice of such death or involuntary transfer, and for thirty (30) days following the Company’s receipt of such notice, the Company shall have the right and option to purchase all or any portion of the Shares owned by the Deceased Stockholder or all or any portion of the Shares being transferred by the Stockholder involved in the involuntary transfer (either, the “Subject Shares”) at a purchase price equal to the Fair Value of the Subject Shares (as defined in Section 5(d)). The option granted in this Section 5(a) may be exercised by the Company by giving written notice to the Deceased Stockholder’s personal representative, or the Stockholder involved in the involuntary transfer and his transferee, within thirty (30) days after the Company’s receipt of notice of such death or involuntary transfer.

(b) If the Company does not elect to purchase all of the Subject Shares, the Stockholder involved in the involuntary transfer or the Deceased Stockholder’s personal representative shall deliver to each Common Stockholder and Preferred Stockholder (other than the Deceased Stockholder) prompt written notice of such fact, and for a period of thirty (30) days after their receipt of such notice, such Common Stockholders and Preferred Stockholders who are Accredited Investors shall have the right and option to purchase all, but not less than all, of the Subject Shares, which are not being purchased by the Company, at a purchase price equal to the Fair Value of the Subject Shares. If more than one Stockholder elects to purchase the Subject Shares not being purchased by the Company, the Stockholders so electing shall purchase such Subject Shares in proportion to the number of shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis) then owned by the electing Stockholders or such other proportion as may be agreed to by them. The option granted in this Section 5(b) may be exercised by any such Common Stockholder or Preferred Stockholder by giving written notice to the Deceased Stockholder’s personal representative, or the Stockholder involved in the involuntary transfer and his transferee, within thirty (30) days after such Common Stockholder’s or Preferred Stockholder’s receipt of the notice described in this Section 5(b).

(c) If the Company and Stockholders together do not elect to purchase all of the Subject Shares owned by the Deceased Stockholder or the Stockholder involved in the involuntary transfer, no election by the Company and the Stockholders to purchase less than all of the Subject Shares shall be effective, and the Subject Shares owned by the Deceased Stockholder or the Stockholder involved in the involuntary transfer shall pass to such Stockholder’s devisees or heirs, or under the terms of the involuntary transfer, whichever is appropriate. Subject Shares transferred in accordance with this Section 5(c) shall continue to be subject to all of the terms and conditions of this Agreement, with the same force and effect as if the devisee, heir or involuntary transferee were an original signatory hereto and such devisee, heir or involuntary transferee shall be deemed to be a Common Stockholder if the Deceased Stockholder or Stockholder involved in the involuntary transfer was a Common Stockholder or a Preferred Stockholder if the Deceased Stockholder or Stockholder involved in the involuntary transfer was a Preferred Stockholder.

(d) For purposes of this Agreement, the “Fair Value” of any Subject Shares being purchased pursuant to the exercise of options or rights in Section 5 of this Agreement shall mean the fair value of such Subject Shares as of the date of death or involuntary transfer as may be mutually agreed upon in good faith by the Stockholder involved in the involuntary transfer or the Deceased Stockholder’s personal representative, as the case may be, and the purchaser or purchasers of such Subject Shares. If the parties cannot mutually agree upon the Fair Value of the Subject Shares within a period of thirty (30) days after the exercise of the rights giving rise to the purchase, the parties shall promptly hire an independent appraiser who shall perform an appraisal of the fair value of the Subject Shares being purchased. If the parties cannot mutually agree on an independent appraiser to perform the appraisal, the Stockholder involved in the involuntary transfer or the Deceased Stockholder’s personal representative, as the case may be, shall promptly select one appraiser, the purchaser or purchasers shall promptly select one appraiser and the two appraisers so selected shall select a third independent appraiser who shall perform the appraisal. The cost of any appraisal or appraisals shall be borne equally by the Stockholder involved in the involuntary transfer or the Deceased Stockholder’s personal representative, as the case may be, on the one hand and the purchaser or purchasers on the other hand, unless otherwise agreed in writing by the parties.

(e) Each Stockholder who is a natural person hereby binds his personal representative to sell, transfer, assign, pledge, hypothecate, encumber, donate or otherwise dispose of all Shares owned by him at the time of his death in accordance with the provisions of this Section 5. If the Subject Shares of the Deceased Stockholder or the Stockholder involved in the involuntary transfer are not sold in accordance with this Section 5, such Shares nevertheless shall continue to be subject to all the terms and provisions of this Agreement.

(f) Notwithstanding any provision of this Section 5 to the contrary, in the event that some or all of the Shares held by a Stockholder are subject to repurchase by the Company or other parties pursuant to a stock restriction agreement, restricted stock purchase agreement or other similar agreement between the Stockholder and the Company, the repurchase rights and time periods set forth in this Section 5 shall be tolled until the Company’s or such other parties’ rights under such other agreement(s) are exercised or expire. Upon the exercise of repurchase rights by the Company or other parties under such other agreement(s), the Shares held by the Stockholder and subject to repurchase under such other agreement(s) shall be transferred in accordance with the provisions of the other agreement(s) but such Shares shall continue to be subject to the terms of this Agreement. Upon the expiration of repurchase rights held by the Company or other parties under such other agreement(s), or in the event the Company or such other parties purchase less than all of the Shares that are subject to the repurchase provisions set forth in this Section 5, the Stockholder or the Deceased Stockholder’s personal representative, as the case may be, shall give the notice required by Section 5(a) above and all time periods set forth in this Section 5 shall begin to run as if the date of the Stockholder’s death or involuntary transfer occurred on the date the Stockholder or the Deceased Stockholder’s personal representative, as the case may be, actually gives the notice required by this Section 5(f); provided, however, that the calculation of the Fair Value of the Subject Shares shall be determined as of the actual date of the Deceased Stockholder’s death or the actual date of the involuntary transfer.

6. Closing.

(a) The closing of any purchase of Shares pursuant to Section 4 or 5 shall be held at the principal office of the Company, if the Company is repurchasing any Shares, or such other place as may be designated by the purchaser or purchasers of such Shares, if the Company is not repurchasing any Shares, on a date selected by the Company, if the Company is repurchasing any Shares, or the purchaser or purchasers, if the Company is not repurchasing any Shares, but not later than the later of: (i) sixty (60) days after the last exercise of the option(s) giving rise to the purchase or (ii) five (5) days after the completion of any and all appraisals conducted pursuant to Section 5(d) hereof. The purchase price payable by the purchaser or purchasers shall be paid in full at closing by check or wire transfer.

(b) At the closing, the Selling Stockholder, the Deceased Stockholder’s personal representative or the Stockholder involved in the involuntary transfer shall deliver the certificate or certificates evidencing the Shares being sold, duly endorsed, and shall execute and deliver such other documents as may be reasonably requested by the purchaser or purchasers to accomplish a complete transfer of said Shares. The Shares shall be transferred free and clear of all security interests, liens, encumbrances, restrictions and other claims and charges of any kind whatsoever, other than those set forth in this Agreement.

7. Co-Sale Rights.

(a) After receipt of the Co-Sale Documents specified in Section 4(d) of this Agreement, each Common Stockholder and Preferred Stockholder shall have the right, exercisable upon written notice (the “Participation Notice”) to the Selling Stockholder within thirty (30) days after the Stockholder’s receipt of the Co-Sale Documents, to participate in such sale on the same terms and conditions specified in the Co-Sale Documents. Each Stockholder shall have the right to sell all or any part of that number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock specified in the Co-Sale Documents multiplied by (ii) such Stockholder’s Co-Sale Percentage, calculated on the date on which the Co-Sale Documents are delivered. For purposes of this Section 7, a Stockholder’s “Co-Sale Percentage” shall be equal to a fraction, the numerator of which shall be the number of shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis) held by such Stockholder on a particular date, and the denominator of which shall be the total number of shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis) outstanding on such date. Each Stockholder shall specify in its Participation Notice the number of shares of Common Stock that such Stockholder desires to sell. Each Stockholder shall effect its participation in the sale by delivering to the Selling Stockholder, not later than the fortieth day next following the delivery of the Co-Sale Documents, one or more certificates properly endorsed for transfer, which represent the number of shares of Common Stock specified in such Stockholder’s Participation Notice (or shares of Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred convertible into such number of shares of Common Stock). Concurrent with the consummation of the sale of the shares of Common Stock to the proposed purchaser, which shall occur no earlier than the forty-first day following the delivery of the Co-Sale Documents and no later than the fiftieth day following the delivery of the Co-Sale Documents, the Selling Stockholder shall remit to each Stockholder electing to participate in the sale that portion of the sales proceeds of the shares of Common Stock to which such Stockholder is entitled by reason of his participation in such sale.

(b) If the co-sale right set forth in this Section 7 is not exercised by at least one Stockholder within the time period specified in Section 7(a), the Selling Stockholder may, except as otherwise provided herein, transfer the shares of Common Stock specified in the Co-Sale Documents free of all restrictions set forth in this Section 7; provided, however, that the sale shall be made only to the prospective purchaser named in the Co-Sale Documents, shall be made in strict accordance with the terms of sale set forth in the Co-Sale Documents and shall be made within forty-five (45) days after expiration or express rejection by each Stockholder of their co-sales rights set forth in this Section 7. Shares sold in accordance with this Section 7(b) shall continue to be subject to all of the terms and provisions of this Agreement, with the same force and effect as if the transferee were an original signatory hereto. In addition, as an absolute condition to any such sale, the transferee and the spouse of the transferee, if applicable, shall execute and deliver to the Company a Counterpart Signature Page. Upon the transfer of shares of Common Stock from a Selling Stockholder to a transferee which is in compliance with the provisions of this Section 7, the transferee shall be deemed to be an Employee Stockholder.

(c) In the event the Selling Stockholder should sell, transfer, assign, pledge, hypothecate, encumber, donate or otherwise dispose of any Shares in contravention of the co-sale rights of this Section 7 (a “Prohibited Transaction”), the Common Stockholders and Preferred Stockholders who are Accredited Investors, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below under subsection (d), and the Selling Stockholder shall be bound by the applicable provisions of such option.

(d) In the event of a Prohibited Transaction, each Common Stockholder and Preferred Stockholder who is an Accredited Investor shall have the right to sell to the Selling Shareholder the number of shares of Common Stock equal to the number of shares of Common Stock each Stockholder would have been entitled to transfer to the third-party transferee(s) under this Section 7 hereof had the Prohibited Transaction been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

(i)	The price per share at which the shares of Common Stock are to be sold to the Selling Stockholder shall be equal to the price per share paid by the third-party transferee(s) to the Selling Stockholder in the Prohibited Transaction. The Selling Stockholder shall also reimburse each Stockholder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Stockholder’s rights under this Section 7.

(ii)	Within ninety (90) days after the earlier of the date on which the Stockholder (A) receives notice of the Prohibited Transaction or (B) otherwise becomes aware of the Prohibited Transaction, each Stockholder shall, if exercising the option created hereby, deliver to the Selling Stockholder the certificate or certificates representing the shares of Common Stock to be sold (or shares of Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred convertible into such number of shares of Common Stock), each certificate to be properly endorsed for transfer.

The Selling Stockholder shall, upon receipt of the certificate or certificates for the shares of Common Stock to be sold by a Stockholder pursuant to this Section 7(d), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subparagraph 7(d)(i), in cash or by other means acceptable to the Stockholder.

8. Preemptive Rights.

(a) Each Stockholder who is an Accredited Investor on the date of issuance of New Securities (as hereinafter defined) (each, an “Accredited Stockholder”) shall have the preemptive right to purchase his, her or its respective Pro Rata Percentage (as such term is defined in Section 8(b)) of any issuance or sale by the Company of shares of Common Stock or rights, options or warrants to purchase shares of Common Stock or any other securities that are or that may become convertible into or exercisable for shares of Common Stock (collectively, the “New Securities”); provided, however, that the following shall not be “New Securities:”

(i)	Securities issued pursuant to that certain Amended and Restated Agreement and Plan of Reorganization among Power By Hand, Inc., Pinpoint Networks, Inc. and Power By Hand Holdings, LLC dated as of April 29, 2004 (the “Reorganization Agreement”);

(ii)	Shares of Series F Preferred issued on or prior to June 30, 2006;

(iii)	Shares of Series G Preferred issued on or prior to October 31, 2006;

(iv)	Shares of Series D1 Preferred issued on or prior to July 29, 2005 or otherwise issued in connection with the transactions contemplated by that certain Asset Purchase Agreement by and between M7 and the Company, including without limitation the shares of Series D1 Preferred issuable pursuant to the M7 2004 Retention Compensation Plan assumed by the Company thereunder;

(v)	Securities issued in connection with any stock split, stock dividend or recapitalization of the Company;

(vi)	Options to purchase up to seventy-six million six hundred ninety-five thousand fifty-five (76,695,055) shares of Common Stock (as adjusted for any stock dividends, combinations and splits with respect to such shares) issued, at any time before or after the date of this Agreement, to employees, officers, directors, consultants or other persons performing services for the Company or a subsidiary of the Company pursuant to the 2004 Stock Incentive Plan of Motricity, Inc.;

(vii)	Options to purchase up to two million eighteen thousand nine hundred seventy-nine (2,018,979) shares of Common Stock (as adjusted for any stock dividends, combinations and splits with respect to such shares) issued, at any time before the date of this Agreement, to employees, officers, directors, consultants or other persons performing services for the Company or a subsidiary of the Company pursuant to the 1999 Stock Option Plan of Pinpoint Networks, Inc. which was assumed by the Company pursuant to the Reorganization Agreement;

(viii)	Securities issued to another commercial operating entity or the equity holders of such entity, on a pro rata basis or otherwise in accordance with the organizational documents of such entity, in connection with the bona fide acquisition by the Company of such commercial operating entity or business segment of any such commercial operating entity by merger, purchase of substantially all of the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of such business entity, provided that such acquisition has been approved by the Company’s Board of Directors; provided, further that such securities shall be New Securities if such securities are issued to a Company Affiliate or an Affiliated Company;

(ix)	Securities issued in connection with any lease, loan, line of credit or similar credit financing with an institutional lender or lessor, that, in each case, have been approved by the holders of at least a majority of the then outstanding Series H Preferred (voting as a separate class), provided that such issuance is not an equity financing transaction and has been approved by the Company’s Board of Directors; provided, further that none of such securities are being acquired (beneficially or of record) by a Company Affiliate or an Affiliated Company;

(x)	Securities issued to customers, vendors or other parties in strategic business transactions between the Company and such parties, provided that such issuance is not an equity financing transaction and provided that such transaction has been approved by the Company’s Board of Directors; provided, further that none of such securities are being acquired (beneficially or of record) by a Company Affiliate or an Affiliated Company; provided, further, that in no event shall the Company issue any securities other than shares of Common Stock in connection with any such strategic business transactions and in no event shall the aggregate amount of all such securities issued in connection with any and all such strategic business transactions at any time exceed 1% of the Common Stock and Preferred Stock outstanding on the date hereof (calculated on an as-converted to Common Stock basis);

(xi)	Securities issued upon conversion or exercise of any other security so long as such other security was (A) outstanding on the date of this Agreement or assumed by the Company pursuant to the Reorganization Agreement, (B) a New Security or (C) excluded from the definition of New Security by this Section 8(a);

(xii)	Securities issued pursuant to a registered public offering of the Company’s Common Stock, the public offering price of which was not less than $0.9694 per share (subject to appropriate adjustment for stock splits, dividends, recapitalizations and the like) and with aggregate proceeds of not less than $40,000,000;

(xiii)	Shares of Series H Preferred issued on or prior to February 23, 2007;

(xiv)	Shares of Series I Preferred issued on or prior to September 20, 2008;

(xv)	Warrants to purchase up to 38,167,938 shares of the Company’s Common Stock issued to purchasers of the Company’s Series I Preferred Stock on or prior to September 20, 2008;

(xvi)	Warrants to purchase up to 3,225,000 shares of the Company’s Common Stock issued pursuant to the terms and conditions set forth in that certain Rights Agreement, by and among the Company and certain of its stockholders; and

(xvii)	Warrants to purchase up to 9,541,985 shares of Series I Preferred issued pursuant to the terms and conditions set forth in (i) that certain Advisory Agreement by and between the Company and AEI and (ii) that certain Consulting Agreement by and between the Company and Koala.

(b) In the event that the Company proposes to offer or sell New Securities, the Company shall give to each Accredited Stockholder written notice of its intention. The written notice shall contain a description of the New Securities, the price at which the Company intends to offer or sell the New Securities, the terms and conditions of the proposed offer or sale and an unconditional offer to sell to each Accredited Stockholder such Accredited Stockholder’s Pro Rata Percentage of the New Securities on the terms and conditions set forth in such notice. Each Accredited Stockholder shall have fifteen (15) days from the date on which such notice is delivered, to elect to purchase some or all of such Accredited Stockholder’s Pro Rata Percentage of the New Securities by delivering to the Company written notice of the number of New Securities that such Accredited Stockholder elects to purchase. In the event that less than all of the Accredited Stockholders elect to purchase their entire Pro Rata Percentage of New Securities, the Company shall deliver to the Accredited Stockholders who did elect to purchase their entire Pro Rata Percentage of New Securities (the “Participating Stockholders”) written notice of the number of New Securities subject to the preemptive right set forth in this Section 8(b) which were not purchased (the “Remaining Shares”). The Participating Stockholders shall have ten (10) days from the date on which such notice is delivered to elect to purchase some or all of the Remaining Shares, which shall be allocated among such electing Participating Stockholders on the basis of their respective Pro Rata Percentages. For purposes of this Agreement, an Accredited Stockholder’s “Pro Rata Percentage” shall be equal to a fraction, the numerator of which shall be the number of shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis) then owned by such Accredited Stockholder on a particular date, and the denominator of which shall be the total number of shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis) then owned by all Accredited Stockholders outstanding on such date.

(c) In the event that an Accredited Stockholder elects to purchase any of the New Securities within the election period(s) described in Section 8(b), the Company shall deliver to such Accredited Stockholder written notice of the date of the closing of the sale of the New Securities at least ten (10) days prior thereto and such Accredited Stockholder shall deliver the purchase price of the New Securities to the Company on or before such closing date. On the date of the closing of the sale of the New Securities, the Company shall deliver to each purchaser of New Securities a certificate representing such New Securities.

(d) During the one hundred twenty (120) day period immediately following the expiration of the final election period set forth in Section 8(b), the Company shall have the right to sell any of the New Securities not purchased by the Accredited Stockholders, but only on terms and conditions no more favorable to the purchasers than was set forth in the written notice delivered to the Accredited Stockholders. In the event that the Company desires to sell the New Securities on terms and conditions more favorable to the purchasers than set forth in its written notice to the Accredited Stockholders, the Company shall again be required to comply with all of the terms of this Section 8 prior to the offer or sale of such New Securities.

(e) Subject to the provisions of Section 8(g), the preemptive rights granted to the Accredited Stockholders holding shares of Common Stock, Series I Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred pursuant to this Section 8 may be waived with respect to any offer or sale of New Securities, either prospectively or retroactively, if Accredited Stockholders holding a majority of the then outstanding shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred (with such Series I Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis) held by all such Accredited Stockholders consent in writing to such waiver.

(f) Subject to the provisions of Section 8(g), the preemptive rights granted to the Accredited Stockholders holding shares of Series H Preferred pursuant to this Section 8 may be waived with respect to any offer or sale of New Securities, either prospectively or retroactively, if Accredited Stockholders holding a majority of the then outstanding shares of Series H Preferred held by all such Accredited Stockholders consent in writing to such waiver.

(g) Notwithstanding the provisions of Sections 8(e) and 8(f) of this Agreement, the time period set forth in the third sentence of Section 8(b) of this Agreement may be reduced to ten days, and the time periods set forth in the remaining sentences of Section 8(b) and all of the time periods set forth in Section 8(c) may be eliminated, if (i) the rights set forth in the remaining sentences of Section 8(b) and all of the rights set forth in Section 8(c) are made available to the Stockholders in a single ten day period and (ii) Accredited Stockholders holding a majority of the then outstanding shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis) held by all Accredited Stockholders consent in writing to such changes.

(h) For purposes of this Agreement, “Affiliated Company” shall mean any entity, or if such entity is a subsidiary of another entity, such entity’s ultimate parent entity, that has more than ten percent (10%) of its outstanding voting equity securities held by one or more of the Company’s stockholders and “Company Affiliate” shall mean any person or entity that is an officer, director or holder of more than 5% of the Company’s outstanding shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis).

9. Financial Information Rights.

(a) The Company will furnish to each Stockholder for so long as he is a stockholder of the Company, as soon as reasonably practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and with an audit opinion thereon from independent public accountants selected by the Company’s Board of Directors.

(b) The Company will furnish to each Stockholder who together with its affiliates owns no less than (i) 1,000,000 shares of Common Stock (including shares of Common Stock issuable upon conversion of shares of Series F Preferred, Series E Preferred or Series D1 Preferred), (ii) 401,606 shares of Series H Preferred or Series G Preferred, or (iii) 1,031,565 shares of Series I Preferred (in either case, a “Significant Stockholder”) as soon as reasonably practicable after the end of the first, second and third fiscal quarters of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such period, and a consolidated statement of income and a consolidated statement of cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made, and a comparison to the Company’s operating budget for such period. Said financial statements shall be signed by the Chief Executive Officer or chief financial or accounting officer of the Company who shall state that such financial statements fairly present the financial condition of the Company and are in accordance with generally accepted accounting principles, with the exception that notes may not be attached to such statements and year-end audit adjustments may not have been made. The financial statements shall be accompanied by a summary comparison of actual results to the Company’s operating budget for such period.

(c) The Company shall furnish to each Significant Stockholder, as soon as reasonably practicable after the end of each of the first, second, fourth, fifth, seventh, eighth, tenth and eleventh fiscal months of the Company, and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such period, and a consolidated statement of income and a consolidated statement of cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made, and a comparison to the Company’s operating budget for such period. Said financial statements shall be signed by the Chief Executive Officer or chief financial or accounting officer of the Company who shall state that such financial statements fairly present the financial condition of the Company and are in accordance with generally accepted accounting principles, with the exception that notes may not be attached to such statements and year-end audit adjustments may not have been made.

(d) The Company will furnish to each Significant Stockholder, as soon as reasonably practicable after its adoption by the Company’s Board of Directors, and in any event at least thirty (30) days prior to the beginning of each fiscal year of the Company, an annual operating plan and budget for such fiscal year. The annual operating plan and budget will include, at a minimum, a projected consolidated statement of income and consolidated statement of cash flows of the Company and its subsidiaries, if any, for each fiscal month of the Company in such fiscal year and a projected consolidated balance sheet of the Company and its subsidiaries, if any, at the end of each fiscal month of the Company in such fiscal year. In the event that the Company’s Board of Directors adopts any material modifications, amendments or changes to the Company’s annual operating plan and budget, the Company shall, within ten (10) days of the adoption of such modifications, amendments or changes, forward to each Significant Stockholder a copy of the modified, amended or changed annual operating plan and budget.

(e) Upon a request in writing by a Stockholder, so long as such Stockholder owns at least (i) three million (3,000,000) shares of Common Stock, Series F Preferred, Series E Preferred or Series D1 Preferred (with such Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis), as adjusted for stock splits, stock dividends and reorganizations, (ii) one million two hundred four thousand eight hundred twenty (1,204,820) shares of Series H Preferred or Series G Preferred, as adjusted for stock splits, stock dividends and reorganizations, or (iii) three million ninety-four thousand six hundred ninety-eight (3,094,698) shares of Series I Preferred, as adjusted for stock splits, stock dividends and reorganizations, the Company will deliver to such Stockholder copies of all audit reports, management letters and other communications and reports submitted to the Company by its independent certified public accountants in connection with each interim or special audit of the books of the Company made by such accountants.

(f) The Company will permit any Stockholder, so long as such Stockholder owns at least (i) three million (3,000,000) shares of Common Stock, Series F Preferred, Series E Preferred or Series D1 Preferred (with such Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis), as adjusted for stock splits, stock dividends and reorganizations, (ii) one million two hundred four thousand eight hundred twenty (1,204,820) shares of Series H Preferred or Series G Preferred, as adjusted for stock splits, stock dividends and reorganizations, or (iii) three million ninety-four thousand six hundred ninety-eight (3,094,698) shares of Series I Preferred, as adjusted for stock splits, stock dividends and reorganizations, to visit and inspect any of the properties of the Company and its subsidiaries, if any, including its books of account, contracts, agreements and other records, and to make copies thereof and take extracts therefrom, and to discuss its affairs, finances and accounts with the Company’s officers and its independent public accountants, upon two (2) days advance written notice to the Company.

(g) To the fullest extent permitted by law, the rights granted pursuant to this Section 9 may not be assigned or otherwise conveyed by any Stockholder or by any subsequent transferee of any such rights without the written consent of the Company; provided, however, that no such written consent shall be required if the transfer is a transaction in which not less than (i) three million (3,000,000) shares of Common Stock, Series F Preferred, Series E Preferred or Series D1 Preferred (with such Series F Preferred, Series E Preferred and Series D1 Preferred calculated on an as-converted to Common Stock basis), as adjusted for stock dividends, splits and combinations, (ii) one million two hundred four thousand eight hundred twenty (1,204,820) shares of Series H Preferred or Series G Preferred, as adjusted for stock dividends, splits and combinations, or (iii) three million ninety-four thousand six hundred ninety-eight (3,094,698) shares of Series I Preferred, as adjusted for stock splits, stock dividends and reorganizations, are transferred to a single transferee and the Company is given prior written notice of such transfer stating the name and address of the transferee and such transferee and such transferee’s spouse, if applicable, delivers to the Company a Counterpart Signature Page. Notwithstanding the foregoing, the Company shall have no obligation to provide the information set forth in this Section 9 to any Stockholder or transferee that the Company reasonably determines to be a Competitor or officer, director, employee or greater than one percent (1%) stockholder of a Competitor; provided however, that the Company shall not withhold the information set forth in this Section 9 from Intel Capital Corporation (“Intel”) unless the Company reasonably determines that Intel is a fifty percent (50%) or greater stockholder of a Competitor.

(h) The obligations of the Company to deliver information to any Stockholder as set forth in this Section 9 shall in all events be conditioned on the agreement of the Stockholder receiving such information to treat such information as confidential and proprietary information of the Company, and not to disclose such information to third parties, and to use such information only for purposes of enforcing its rights under this Agreement and monitoring its investment in the Company. Without limiting the generality of the foregoing, the Company reserves the right to require written reaffirmation of this confidentiality obligation by any Stockholder prior to any particular disclosure of information pursuant to this Section 9; provided, however, that no such written reaffirmation shall be required of Intel, of TCV V, L.P. or its related persons or assigns (“TCV”), of New Enterprise Associates 10, Limited Partnership or its related persons or assigns (“NEA”), or of AEI. Notwithstanding the foregoing, any Stockholder may disclose to third parties information that (i) was in the public domain prior to the time it was furnished to such Stockholder, (ii) is or becomes (through no willful improper action or inaction by such Stockholder) generally available to the public, (iii) was in its possession or known by such Stockholder without restriction prior to receipt from the Company, (iv) was rightfully disclosed to such Stockholder by a third party without restriction and without violation of an obligation of confidentiality to any third party or (v) was independently developed without any use of the Company’s confidential information. Furthermore, TCV and NEA may disclose such proprietary or confidential information to any former, current or prospective partner, limited partner, general partner or management company of TCV or NEA (or any employee or representative of any of the foregoing) (each of the foregoing persons, a “Permitted Disclosee”) or legal counsel, accountants or representatives for TCV or NEA, as applicable, or a Permitted

Disclosee thereof. Furthermore, nothing contained herein shall prevent TCV, NEA or a Permitted Disclosee thereof from (i) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company), provided that TCV, NEA or such Permitted Disclosee does not, except as permitted in accordance with this Section 9, disclose any proprietary or confidential information of the Company in connection with such activities, or (ii) making any disclosures required by law, rule, regulation or court or other governmental order.

(i) The provisions of this Section 9 shall not constitute a limitation on any rights which an Stockholder may have to inspect the books and records of the Company and its subsidiaries, or to inspect the properties or discuss the affairs, finances and accounts of the Company and its subsidiaries under the General Corporation Law of the State of Delaware or other applicable law.

(j) Any deliveries by the Company required under this Section 9 may be delivered by means of electronic mail or any other means reasonably likely to be received by the applicable Stockholders within the stated time periods.

10. Board of Director Provisions.

(a) Board Representation. Each Stockholder agrees that so long as this Agreement remains in effect, such Stockholder shall vote all shares owned or controlled by such Stockholder, directly or indirectly, to elect and maintain in office:

(i)	a Board of Directors of the Company consisting of eleven (11) members;

(ii)	one (1) director (the “TCV Designee”) elected by the holders of the Series E Preferred, who shall be designated from time to time in writing by TCV or its assigns;

(iii)	one (1) director (the “NEA Designee”) elected by the holders of the Common Stock, Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred, voting together as a single class and calculated on an as-converted to Common Stock basis, who shall be designated from time to time in writing by NEA or its assigns;

(iv)	two (2) directors (the “Common Designees”) elected by the holders of the Common Stock, Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred, voting together as a single class and calculated on an as-converted to Common Stock basis, both of whom shall be designated by the Common Stockholders; provided, however, one of whom shall be the Company’s Chief Executive Officer as designated by the Board from time to time;

(v)	two (2) directors (the “Series H Designees”) elected by the holders of the Series H Preferred, who shall be designated from time to time in writing by the holders of a majority of the outstanding shares of the Series H Preferred;

(vi)	three (3) independent directors (the “Designated Independent Nominees”) elected by the holders of the Common Stock, Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred, voting together as a single class and calculated on an as-converted to Common Stock basis, one of whom shall be designated from time to time in writing by TCV, and the holders of the Common Stock, Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred shall vote all shares owned or controlled by such Stockholders in favor of such nominee (the “TCV Independent Nominee”), one of whom shall be designated from time to time in writing by NEA, and the holders of the Common Stock, Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred shall vote all shares owned or controlled by such Stockholders in favor of such nominee (the “NEA Independent Nominee”) and one of whom shall be designated from time to time in writing by the Common Designees, and the holders of the Common Stock, Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred shall vote all shares owned or controlled by such Stockholders in favor of such nominee (the “Common Independent Nominee”); provided, that each Designated Independent Nominee shall be “independent” as such term is construed in Section 10A(m)(3)(B) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, unless a majority of the Board votes to waive this provision with respect to any particular Designated Independent Nominee; and

(vii)	two (2) independent directors (each, a “Board Independent Nominee”) elected by the holders of the Common Stock, Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred, voting together as a single class and calculated on an as-converted to Common Stock basis, each of whom shall be designated from time to time in writing by a majority of the other eight directors; provided, that each Board Independent Nominee shall be “independent” as such term is construed in Section 10A(m)(3)(B) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, unless at least five (5) of the other directors vote to waive this provision with respect to any particular Board Independent Nominee.

(b) Designations and Nominations. Pursuant to Section 10(a) of this Agreement:

(i)	TCV hereby designates William J.G. Griffith IV as the TCV Designee;

(ii)	NEA hereby designates Suzanne King as the NEA Designee;

(iii)	The Common Stockholders hereby designate Ryan K. Wuerch and Judson S. Bowman as the Common Designees;

(iv)	The holders of the Series H Preferred hereby designate Brett Icahn and Hunter Gary as the Series H Designees;

(v)	TCV hereby designates L. Steven Nelson as the TCV Independent Nominee;

(vi)	NEA hereby designates Terry Addington as the NEA Independent Nominee;

(vii)	The Common Designees hereby designate Rick White as the Common Independent Nominee; and

(viii)	The TCV Designee, NEA Designee, Series H Designees, Common Designees, TCV Independent Nominee, NEA Independent Nominee and Common Independent Nominee, each of whom is a director of the Company on the date of this Agreement, hereby designate Stephen Clark and Keith Daubenspeck as the Board Independent Nominees.

(c) Vacancy. In the event that the TCV Designee, the NEA Designee, any Series H Designee, any Common Designee, any Designated Independent Nominee or any Board Independent Nominee resigns or otherwise ceases to be a member of the Board of Directors for any reason, the Stockholders hereby agree to use their best efforts to cause a special meeting of the stockholders of the Company to be called or a written consent of the stockholders of the Company to be executed as quickly as possible for the purpose of filling the vacancy thereby created in accordance with the provisions of this Section 10 (it being understood that the stockholders entitled to designate the director who has resigned or otherwise ceased to be a director shall have the right to designate his or her successor).

(d) Removal. As long as this Agreement remains in effect, no Stockholder shall take any action or vote to remove from office:

(i)	the TCV Designee except upon the written instruction of TCV or its assigns;

(ii)	the NEA Designee except upon the written instruction of NEA;

(iii)	any Common Designee except upon the written instruction of a majority of the other directors;

(iv)	the Series H Designee except upon the written instruction of the holders of a majority of the outstanding shares of Series H Preferred;

(v)	any Designated Independent Nominee except upon the written instruction of at least four (4) of the other directors (including a director representing the party that designated such Independent Nominee); or

(vi)	any Board Independent Nominee except upon the written instruction of at least five (5) of the other directors.

For the sake of clarity, in the event of the removal of any Designated Independent Nominee or any Board Independent Nominee, a replacement director shall be elected in accordance with the provisions of this Section 10.

(e) Proxy. Each Stockholder hereby expressly appoints the presiding officer of any meeting of the stockholders of the Company to act as such Stockholder’s proxy for the limited purpose of voting all Shares owned or controlled by such Stockholder, directly or indirectly, for the election of the TCV Designee, the NEA Designee, the Series H Designees, the Common Designees, the Designated Independent Nominees and the Board Independent Nominees to the Board of Directors. In addition, each Stockholder hereby expressly appoints the Chief Executive Officer of the Company to act as such Stockholder’s proxy for the limited purpose of executing written consents in lieu of a meeting of the stockholders of the Company for the purpose of electing directors to the same extent as in the preceding sentence for meetings. Each Stockholder acknowledges that the proxy granted hereby is coupled with an interest and is irrevocable for the term of this Agreement.

(f) Observer Rights. During the term of this Agreement, and for so long as such party owns an equity interest in the Company, each of Advanced Equities, Inc., Intel (or its assign), Palmsource, Inc. and Cyrus Opportunities Master Fund II, Ltd. shall be entitled to appoint one observer (each, an “Observer”) who shall receive copies of all documents distributed to the Board, including, without limitation, notice of all meetings of the Board of Directors, all written consents executed by the Board of Directors and all materials prepared for consideration at any meeting of the Board of Directors, and who shall be permitted to attend, but not vote, at all meetings of the Board of Directors. Notwithstanding the foregoing, the Company reserves the right to exclude any Observer from any meeting, or portion thereof, and to withhold copies of, and prevent access to, any documents or other materials if the Company determines, upon advice of counsel, that such action is reasonably necessary to preserve the attorney-client privilege, other privilege or similar right, to protect highly confidential proprietary information or for other similar reasons.

(g) Major Investor Rights. Prior to each meeting of the Board, the Company shall convene a single meeting for Massey Burch Venture Fund II, L.P., Noro-Moseley Partners IV, L.P., Solidus Company and Wakefield Group III LLC (the “Major Investors”) and review with the Major Investors the significant issues to be addressed at the next meeting of the Board which shall include, at a minimum, the Company’s financial condition and results of operations compared to the Company’s annual plan, executive employment and termination decisions, any proposed equity or debt offerings and similar matters. Each Major Investor shall receive copies of all documents distributed to the Board, including, without limitation, notice of all meetings of the Board of Directors, all written consents executed by the Board of Directors and all materials prepared for consideration at any meeting of the Board of Directors. Notwithstanding the foregoing, the Company reserves the right to exclude from any meeting and to withhold copies of, and prevent access to, any documents or other materials if the Company determines, upon advice of counsel, that such action is reasonably necessary to preserve the attorney-client privilege, other privilege or similar right, to protect highly confidential proprietary information or for other similar reasons.

(h) Committees. The Company’s Executive Committee of the Board of Directors, Compensation Committee of the Board of Directors and Audit Committee of the Board of Directors, shall each consist of three members, one of whom shall be the TCV Designee, one of whom shall be the NEA Designee and one of whom shall be a Designated Independent Nominee.

(i) Reimbursement. The Company shall reimburse any director who is not an employee of the Company for reasonable out-of-pocket expenses related to attending Board of Director meetings.

11. Approved Transactions.

(a) If, at any time after February 23, 2009, the Company receives, and the Board of Directors approves, a Bona Fide Transaction Offer, the Company shall provide prompt written notice of the receipt and approval of such Bona Fide Transaction Offer to Koala Holding Limited Partnership (“Koala”). Such notice shall include a copy of the document setting forth the Bona Fide Transaction Offer. During the Offering Period, Koala shall have the right and option to enter into a written agreement (of the same type as the document containing the Bona Fide Transaction Offer) with the Company to engage in a Corporate Transaction (as defined below) on the terms and conditions specified in the Bona Fide Transaction Offer, provided, however, that if the Bona Fide Transaction Offer includes a consideration payable to the Company or its stockholders other than cash, the written agreement between the Company and Koala shall provide for a consideration consisting only of an amount of cash equal to the fair market value of all of the consideration offered by the party making the Bona Fide Transaction Offer, as determined by an investment bank of national reputation mutually agreed upon by the Company and Koala. If the Company and Koala do not execute a written agreement (of the same type as the document containing the Bona Fide Transaction Offer) by the last day of the Offering Period, the Company shall have the right, for a period of 180 days following the termination of the Offering Period, to enter into a Corporate Transaction with (I) the party making the Bona Fide Transaction Offer on the terms set forth in the applicable Bona Fide Transaction Offer, or (II) any other party that makes a Superior Offer, and Koala shall have no right to receive notice of, and no right or option to enter into an agreement matching the terms set forth in, any such Bona Fide Transaction Offer received during such 180-day period under this Section 11(a); provided, however, that in the event that the Company receives, and the Board of Directors approves, any Superior Offer that contains a consideration that includes publicly traded securities and neither the initial Bona Fide Transaction Offer nor any other Superior Offer in such 180 day period contained a consideration that included publicly traded securities, the Company shall provide prompt written notice of its receipt and approval of such Superior Offer and Koala shall have the right, for a period of two business days after the delivery of such notice, to enter into a written agreement (of the same type as the document containing such Superior Offer) with the Company to engage in a Corporate Transaction on the terms and conditions specified in such Superior Offer, provided, however, that the written agreement between the Company and Koala shall provide for a consideration consisting only of an amount of cash equal to the fair market value of all of the consideration offered by the party making such Superior Offer, as determined by an investment bank of national reputation mutually agreed upon by the Company and Koala. For purposes of this Agreement: the term “Bona Fide Transaction Offer” shall mean a written letter of intent, proposal, term sheet or definitive agreement received from a third party that (i) is not conditioned upon the third party’s ability to obtain financing, (ii) includes a penalty of at least one percent (1%) of the total consideration specified in the Bona Fide Transaction Offer for the third party if the proposed transaction is not consummated as a result of such third party’s acts or omissions, and (iii) expresses the intent of such third party to engage in a Corporate Transaction; the term “Corporate Transaction” shall mean a transaction whereby a third party (A) purchases or otherwise acquires all but not less than all of the shares of each class and series of the Company’s outstanding stock (other than securities that are not fully vested or subject to repurchase by the Company in connection with, or as a result of, such transaction), including without limitation, by way of merger, share exchange, consolidation or otherwise, or (B) purchases, leases, licenses, transfers or otherwise acquires all or substantially all of the assets of the Company, in each such case, for a consideration that consists solely of cash, cash equivalents or publicly traded securities that are listed on a national exchange and that are issued by an Accelerated Filer (as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (“Rule 12b-2”)), that has an aggregate worldwide market value of the voting and non-voting common equity held by its non-affiliates of $500 million or more or a Large Accelerated Filer (as such term is defined in Rule 12b-2); the term “Offering Period” shall mean a period equal to 5 business days following the delivery of the Company’s notice of its receipt and approval of a Bona Fide Transaction Offer to Koala and the term “Superior Offer” shall mean any Bona Fide Transaction Offer (i) that the Board of Directors determines to be superior to the initial Bona Fide Transaction Offer or any prior Superior Offer, (ii) that offers a greater consideration than the initial Bona Fide Transaction Offer or any prior Superior Offer, and (iii) that is received within 60 days of the receipt of the initial Bona Fide Transaction Offer or within 60 days of the receipt of any prior Superior Offer. Notwithstanding the foregoing, Koala shall have no rights under this Section 11(a) prior to February 23, 2009 or with respect to any Bona Fide Transaction Offer if such Bona Fide Transaction Offer would provide the holders of the Series H Preferred with at least a fifty percent return per annum on the Series H Original Issue Price (as defined in the Company’s Amended and Restated Certificate of Incorporation); provided, however, that if the Company consummates a transaction after February 23, 2009 pursuant to an offer in respect of a Corporate Transaction that was received prior to February 23, 2009 and such transaction does not provide the holders of the Series H Preferred with at least a thirty percent return per annum on the Series H Original Issue Price, the Company shall pay to each holder of the Series H Preferred, in addition to any amounts to be received by such holder in connection with such transaction as a result of such holder’s ownership of Series H Preferred without taking into consideration the provisions of this Section 11(a), an amount equal to the difference between (i) the product of (A) the number of shares of Series H Preferred held by such holder, multiplied by (B) the sum of Series H Original Issue Price plus a thirty percent return per annum thereon from the original date of issuance of each such share, and (ii) the aggregate consideration to be received by such holder in connection with such transaction as a result of such holder’s ownership of Series H Preferred without taking into consideration the provisions of this Section 11(a).

(b) Subject to the Company’s compliance with the provisions of Section 11(a), if such provisions are applicable, each Stockholder agrees that if both the Board of Directors and the holders of at least a majority of the then outstanding shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their issuance), Series I Preferred, Series H Preferred,

Series G Preferred, Series F Preferred, Series E Preferred and Series D1 Preferred (voting together as a single class and calculated on an as-converted to Common Stock basis) (the “Approving Stockholders”) vote to accept a bona fide offer from a third party that is not an Affiliate of an Approving Stockholder to engage in a Corporate Transaction (any such transaction, an “Approved Sale”), then all Stockholders shall vote each share of Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred, Series D1 Preferred and Common Stock, owned or controlled by such Stockholder, directly or indirectly, in favor of such action, be bound by such action, and shall take all necessary steps to effect such action. Each Stockholder agrees to take any action deemed necessary or desirable by the Company to effect the foregoing, including approving an amendment to the certificate of incorporation of the Company, if necessary. Each Stockholder hereby expressly appoints the presiding officer of any meeting of the stockholders of the Company at which such Stockholder is not present in person to act as such Stockholder’s proxy for the limited purpose of voting all shares of Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred, Series D1 Preferred and Common Stock owned or controlled by such Stockholder, directly or indirectly, for the approval of any transaction described above and as otherwise may be required by this Section 11. Each Stockholder acknowledges that the proxy granted hereby is coupled with an interest and is irrevocable for the term of this Agreement. For purposes of this Section 11, the term “Affiliate” means a person or entity that directly or indirectly controls, is controlled by, or is under common control with an Approving Stockholder.

(c) Notwithstanding the provisions of Section 1l(b), no Stockholder shall be required to perform the obligations described by this Section 11 unless: (i) the consideration to be received by the stockholders of the Company is distributed to such stockholders pursuant to the terms and conditions of Article IV, Section B, subsection 2 of the Company’s Amended and Restated Certificate of Incorporation; (ii) the liability of such Stockholder under the agreement governing such Approved Sale is several and not joint and several; (iii) such Stockholder shall have no liability under the agreement governing such Approved Sale for any breaches of the representations, warranties or covenants of any other stockholder contained therein; (iv) any obligations of such Stockholder under the agreement governing such Approved Sale and any related escrow agreement (in each case, in its capacity as a stockholder of the Company) shall be borne pro rata among the stockholders based on the proceeds and assets payable to such Stockholder in such Approved Sale (other than any such obligations that relate specifically to a particular Stockholder’s securities, such as indemnification with respect to representations and warranties given or made by such Stockholder relating to such particular Stockholder’s ownership of securities of the Company, and such Stockholder’s ability to convey title thereto free and clear of any liens, encumbrances or adverse claims, which obligations may be borne solely by such Stockholder) and shall in no event exceed the actual proceeds and assets received by such party in such Approved Sale; (v) such Stockholder is not required to make any representations or warranties or covenants in connection with such Approved Sale except with respect to (A) such Stockholder’s ownership of Company securities, (B) subject to the provisions of (ii) and (iii) above, customary stockholder indemnities for breaches of representations, warranties, covenants and agreements, (C) such Stockholder’s ability to convey title thereto free and clear of any liens, encumbrances or adverse claims, (D) such Stockholder’s ability to enter into the Approved Sale and such Stockholder’s power and organization, including enforceability, authority and absence of consents, (E) absence of brokerage fees with respect to such Stockholder, and (F) reasonable covenants regarding confidentiality, publicity and similar matters; and (vi) if any such Stockholder is given an option as to the form of consideration to be received, all other such Stockholders shall be given the same option.

12. Market Stand-Off. If so requested by the Company and an underwriter, each Employee Stockholder agrees not to sell or otherwise transfer or dispose of any Common Stock or other securities of the Company held by it or him (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement filed by the Company under the Securities Act, provided that (i) such agreement shall apply only to the first such registration statement of the Company including equity securities to be sold on its behalf to the public in an underwritten initial public offering and (ii) all officers and directors of the Company and all other holders of at least one percent (1%) of the Company’s then outstanding voting securities enter into similar agreements. In the event that the Company and an underwriter release any security holder of the Company from the restrictions set forth in the preceding sentence (or substantially comparable restrictions set forth in any other agreement), then all Employee Stockholders shall be released from such restrictions to the same extent and at the same time. The Company shall use its reasonable best efforts to ensure that all shares of the Company’s capital stock issued after the date hereof shall be subject to a market standoff provision at least as restrictive as this Section 11.

13. Additional Rights.

(a) Directors and Officers Insurance. The Company has as of the date hereof directors and officers insurance from a financially sound and reputable insurer in the amount of $5,000,000. Except with the written approval of TCV, the Company shall maintain such policy at all times that the TCV Designee serves on the Company’s Board of Directors.

(b) Proprietary Information and Inventions Agreements. The Company shall require all employees and consultants with access to confidential information to execute and deliver a Proprietary Information and Inventions Agreement or Nondisclosure, Noncompetition and Intellectual Property Protection Agreement in substantially the form approved by the Company’s Board of Directors and acceptable to TCV.

(c) Qualified Small Business Stock. The Company will use its commercially reasonable efforts to not take any action that would cause the shares of the Company’s capital stock held by the Preferred Stockholders to not qualify as “Qualified Small Business Stock” under Section 1202(c) of the Internal Revenue Code of 1986, as amended (the “Code”). The Company will use reasonable efforts to comply with the reporting and record keeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any similar state laws and regulations, and shall submit copies of any reports filed with the IRS to the Preferred Stockholders. In addition, after any Preferred Stockholder has delivered to the Company a written request therefore (a “QSBS Certificate”), the Company shall deliver to such Preferred Stockholder a QSBS Certificate informing the Preferred Stockholder whether such Preferred Stockholder’s interest in the Company constitutes “Qualified Small Business Stock” as defined in Section 1202(c) of the Code. The Company’s obligation to furnish the QSBS Certificate shall continue notwithstanding the fact that a class of the Company’s stock may be traded on an established securities market. The Company further agrees not to repurchase any stock of the Company if such repurchase would cause such shares to not qualify as “Qualified Small Business Stock” and except for repurchases that are disregarded pursuant to Treasury Regulation Sections 1.1202-2(a)(2), (b)(2), (c) and (d).

14. Negative Covenants

(a) So long as at least a majority of the authorized shares of Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred remain outstanding, no Material Subsidiary shall (by amendment, merger, consolidation or otherwise), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred (voting together as a single class and not as separate series, and on an as-converted to Common Stock basis): (i) consummate (A) the sale, transfer or other disposition of all or substantially all of such Material Subsidiary’s assets or (B) the merger or consolidation of such Material Subsidiary with or into another entity other than the Company or a wholly-owned subsidiary of the Company; (ii) amend or waive any provision of such Material Subsidiary’s organizational documents; (iii) authorize or issue, or obligate itself to issue, any equity security of such Material Subsidiary (including any other security convertible into or exercisable for any such equity security); (iv) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any outstanding capital stock of such Material Subsidiary; and (v) pay or declare any dividend or distribution on the capital stock of such Material Subsidiary.

(b) Unless such transaction constitutes an issuance of securities in compliance with Section 8 of this Agreement, so long as at least a majority of the authorized shares of Series H Preferred remain outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding Series H Preferred (voting as a separate series): (i) engage in any merger, share exchange, consolidation or similar transaction with a Company Affiliate or an Affiliated Company; (ii) sell, lease, license, transfer or otherwise dispose of all or substantially all of the assets of the Company to a Company Affiliate or an Affiliated Company; (iii) acquire an ownership interest in a Company Affiliate or an Affiliated Company; (iv) purchase, lease, license, transfer or otherwise acquire all or substantially all of the assets of a Company Affiliate or Affiliated Company; or (iv) engage in any other transaction (except employment agreements and equity incentive agreements with officers and directors which are approved by the Board of Directors) with a Company Affiliate or Affiliated Company unless such other transaction under this subsection (iv) is negotiated at arms length and the Board of Directors determines in good faith that such other transaction under this subsection (iv) is fair to the Company.

(c) At all times after February 23, 2009, and for so long thereafter as at least a majority of the authorized shares of Series H Preferred remain outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding Series H Preferred (voting as a separate series), enter into any Corporate Transaction other than a Corporate Transaction with a party who has made a Bona Fide Transaction Offer in compliance with the provisions of Section 11 of this Agreement.

(d) For so long as at least 10% of the authorized shares of Series H Preferred remain outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding Series H Preferred (voting as a separate series), (i) authorize or issue, or obligate itself to issue, more than 200,381,679 shares of Series I Preferred (including any securities convertible into, or exercisable for, shares of Series I Preferred), which shall initially consist of 190,839,694 shares of Series I Preferred and warrants to purchase 9,541,985 shares of Series I Preferred, or (ii) borrow money from, or become indebted to, including by guaranteeing or otherwise incurring debt on behalf of, any party other than (A) vendors, service providers, trade creditors, employees, independent contractors and equipment lessors, in each case, in the ordinary course of business and, in each case, provided that such parties are not Company Affiliates or Affiliated Companies, (B) indebtedness to the Company’s wholly-owned subsidiaries for borrowed money between the Company and its wholly owned subsidiaries, excluding any guarantees of indebtedness, and (C) indebtedness not to exceed $42,000,000 outstanding or available under credit facilities of the Company existing on the date hereof (including indebtedness to Silicon Valley Bank), and any extensions and renewals thereof on substantially similar terms and conditions to the existing credit facilities. For the avoidance of doubt, no such extensions or renewals shall increase the capacity or availability under any such credit facilities or increase the applicable rates of interest thereunder or otherwise contain substantive deviations therefrom.

15. Tag-Along Rights.

(a) If one or more Stockholders (the “Initiating Stockholders”), acting individually or together, receives a bona fide offer, or otherwise agrees, to sell, transfer, assign or otherwise dispose of Shares to anyone other a Permissible Transferee, in a single transaction or series of related transactions that will result in a person or entity, or Group (as such term is defined in Rule 13d-5(b)(l)) of persons or entities, owning a number of Shares constituting a majority of the total number of shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred calculated on an as-converted to Common Stock basis) outstanding on the date of such offer, such Stockholder(s) shall give written notice of the proposed sale, transfer, assignment or other disposition of such Shares to each Stockholder who is an Accredited Investor and who is not a recipient of such offer (each, an “Eligible Stockholder”). Such notice (the “Tag-Along Notice”) shall contain:

(i)	the name and address of the prospective purchaser;

(ii)	the number, class and series of the Shares involved in the proposed sale, the price being offered to the Initiating Stockholder(s), the terms of payment and any other terms of such sale; and

(iii)	a copy of the written offer to purchase.

(b) After receipt of the Tag-Along Notice specified in Section 15(a) of this Agreement, each Eligible Stockholder shall have the right, exercisable upon written notice (the

“Election Notice”) to the Initiating Stockholder(s) within thirty (30) days after the Eligible Stockholder’s receipt of the Tag-Along Notice, to participate in such sale on the same terms and conditions specified in the Tag-Along Notice. Each Eligible Stockholder shall have the right to sell all or any part of that number of shares of Common Stock (or shares of Series I Preferred, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series Dl Preferred Stock convertible into such number of shares of Common Stock) equal to the product of (i) the number of shares of Common Stock specified in the Tag-Along Notice (assuming the conversion of all shares of Preferred Stock specified therein) multiplied by (ii) such Eligible Stockholder’s Tag-Along Percentage, calculated on the date on which the Tag-Along Notice is delivered. For purposes of this Section 15, a Stockholder’s “Tag-Along Percentage” shall be equal to a fraction, the numerator of which shall be the number of shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred calculated on an as-converted to Common Stock basis) held by such Stockholder on a particular date, and the denominator of which shall be the total number of shares of Common Stock (but excluding the Additional Series E IPO Shares prior to their actual issuance), Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred (with such Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred calculated on an as-converted to Common Stock basis) outstanding on such date. Each Eligible Stockholder shall specify in its Election Notice the number of shares of Common Stock (or shares of Series I Preferred, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series Dl Preferred Stock convertible into such number of shares of Common Stock) that such Eligible Stockholder desires to sell. Each Eligible Stockholder shall effect its participation in the sale by delivering to the Initiating Stockholder(s), not later than the fortieth day next following the delivery of the Tag-Along Notice, one or more certificates properly endorsed for transfer, which represent the number of shares of Common Stock (or shares of Series I Preferred, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series Dl Preferred Stock convertible into such number of shares of Common Stock) specified in such Eligible Stockholder’s Election Notice. Concurrent with the consummation of the sale of the shares of Common Stock or Preferred Stock to the proposed purchaser, which shall occur no earlier than the forty-first day following the delivery of the Tag-Along Notice and no later than the fiftieth day following the delivery of the Tag-Along Notice, the Initiating Stockholder(s) shall remit to each Eligible Stockholder electing to participate in the sale that portion of the sales proceeds of the shares of Common Stock or Preferred Stock to which such Stockholder is entitled by reason of his participation in such sale.

(c) If the tag-along rights set forth in this Section 15 are not exercised by at least one Eligible Stockholder within the time period specified in Section 15(b), the Initiating Stockholder(s) may, except as otherwise provided herein, transfer the shares of Common Stock or Preferred Stock specified in the Tag-Along Notice free of all restrictions set forth in this Section 15; provided, however, that the sale shall be made only to the prospective purchaser named in the Tag-Along Notice, shall be made in strict accordance with the terms of sale set forth in the Tag-Along Notice and shall be made within forty-five (45) days after expiration or express rejection by each Eligible Stockholder of their tag-along rights set forth in this Section

15. Shares sold in accordance with this Section 15(c) shall continue to be subject to all of the terms and provisions of this Agreement, with the same force and effect as if the transferee were an original signatory hereto. In addition, as an absolute condition to any such sale, the transferee and the spouse of the transferee, if applicable, shall execute and deliver to the Company a Counterpart Signature Page. Upon the transfer of shares of Common Stock or Preferred Stock from an Initiating Stockholder to a transferee which is in compliance with the provisions of this Section 15, the transferee shall be deemed to be (i) a Common Stockholder if the Initiating Stockholder was a Common Stockholder, (ii) an Employee Stockholder if the Initiating Stockholder was an Employee Stockholder, or (iii) a Preferred Stockholder if the Initiating Stockholder was a Preferred Stockholder.

(d) In the event the Initiating Stockholder(s) should sell, transfer, assign or otherwise dispose of any Shares in contravention of the tag-along rights of this Section 15 (a “Non-Permitted Transaction”), the Eligible Stockholders, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below under subsection (e), and the Initiating Stockholder(s) shall be bound by the applicable provisions of such option.

(e) In the event of a Non-Permitted Transaction, each Eligible Stockholder shall have the right to sell to the Initiating Stockholder(s) the number of shares of Common Stock (or shares of Series I Preferred, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series Dl Preferred Stock convertible into such number of shares of Common Stock) equal to the number of shares of Common Stock (or shares of Series I Preferred, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series Dl Preferred Stock convertible into such number of shares of Common Stock) such Eligible Stockholder would have been entitled to transfer to the third-party transferee(s) under this Section 15 had the Non-Permitted Transaction been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

(i)	The price per share at which the shares of Common Stock are to be sold to the Initiating Stockholder(s) shall be equal to the price per share paid by the third-party transferee(s) to the Initiating Stockholder(s) in the Non-Permitted Transaction. The Initiating Stockholder(s) shall also reimburse each Eligible Stockholder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Eligible Stockholder’s rights under this Section 15.

(ii)	Within ninety (90) days after the earlier of the date on which the Eligible Stockholder (A) receives notice of the Non-Permitted Transaction or (B) otherwise becomes aware of the Non-Permitted Transaction, each Eligible Stockholder shall, if exercising the option created hereby, deliver to the Initiating Stockholder(s) the certificate or certificates representing the shares of Common Stock to be sold (or shares of Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred convertible into such number of shares of Common Stock), each certificate to be properly endorsed for transfer.

The Initiating Stockholder(s) shall, upon receipt of the certificate or certificates for the shares of Common Stock to be sold by an Eligible Stockholder pursuant to this Section 15(e), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subparagraph 15(e)(i).

16. Legends. Each Stockholder agrees that the certificates evidencing any shares of the capital stock of the Company held by such Stockholder shall contain a legend substantially to the following effect:

THE SHARES REPRESENTED BY THIS CERTIFICATE, AND THE TRANSFER THEREOF, ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THAT CERTAIN AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT, DATED AS OF OCTOBER [    ], 2007, BY AND AMONG THE ISSUER AND CERTAIN OF ITS STOCKHOLDERS, INCLUDING ANY AMENDMENTS THERETO. THE SECRETARY OF THE ISSUER WILL FURNISH TO ANY HOLDER OF RECORD A COPY OF SUCH AGREEMENT WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST THEREFOR.

17. After-Acquired Shares. Each Stockholder agrees and acknowledges that all of the terms, conditions and restrictions of this Agreement shall apply to all shares of the capital stock of the Company now owned or hereafter acquired by him.

18. Stockholder Representations. Each Stockholder, other than an M7 Investor, represents and warrants to the Company and each other Stockholder that such Stockholder is an Accredited Investor. Each M7 Investor shall provide to the Company an investor representation letter prior to becoming a party to this Agreement specifying whether such M7 Investor is an Accredited Investor. Each Stockholder who is an Accredited Investor covenants and agrees that such Stockholder will immediately provide written notice to the Company in the event such Stockholder ceases to be an Accredited Investor.

19. Transferees. Every transferee of a Stockholder who receives shares of the capital stock of the Company in accordance with the provisions of this Agreement shall be deemed a Stockholder and all such transferees shall be bound by all of the provisions of this Agreement. Further, if the transferee is not already a signatory party to this Agreement, such transferee and such transferee’s spouse, if applicable, shall execute a Counterpart Signature Page concomitant with the issuance of a certificate or certificates representing the shares acquired by such transferee. Any purported or attempted transfer of shares that does not comply with the provisions of this Agreement shall be null and void, and the purported transferee shall not be deemed to be a stockholder of the Company and shall not be entitled to vote the shares or receive a stock certificate or any dividends or other distribution with respect to such shares.

20. Remedies Upon Breach. Each Stockholder, each of the Material Subsidiaries and the Company (collectively, the “Parties”) agrees that any breach of this Agreement by it could cause irreparable damage to the Parties and that in the event of such breach the Parties shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of such Party’s obligations hereunder, without the necessity of posting a bond, plus the recovery of any and all costs and expenses incurred by the relevant Party, including reasonable attorneys’ fees in connection with the enforcement of this Agreement, provided that the relevant Party shall have been successful on the merits or otherwise in any proceeding related to the enforcement thereof.

21. Notices. Any notices required to be delivered under this Agreement shall be in writing and sent to the address(es) or facsimile number(s) set forth on the applicable Schedule or Counterpart Signature Page. Any such notice shall be effective: (i) if given by mail, 72 hours after such notice is deposited in the United States mail, for delivery by certified or registered mail, return receipt requested, with appropriate first class postage prepaid; (ii) if given by overnight courier, upon delivery of such notice as evidenced by the records of such overnight courier; (iii) if given by facsimile, upon receipt of a written confirmation from the sending facsimile machine that such facsimile has been transmitted; (iv) if given by electronic mail, when such notice is successfully transmitted as evidenced by the absence of a delivery failure notice from the transmitting party’s mail server; or (v) if given by any other means, when such notice is actually delivered. Any party may change its address for notice purposes by giving written notice of such change as set forth herein.

22. Successor and Assigns. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, transferees, personal representatives, administrators, executors, legatees and heirs of the parties hereto.

23. Governing Law. This Agreement shall be governed by and shall be construed and enforced in accordance with the laws of the State of Delaware applicable to agreements entered into and performed within such State, but without reference to the conflict of laws rules of such State.

24. Invalidity. Should any part of this Agreement, for any reason whatsoever, be declared invalid, illegal, or incapable of being enforced in whole or in part, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any portion which may for any reason be declared invalid.

25. Terminology. Throughout this Agreement, the masculine gender shall be deemed to include the neutral and the feminine, the singular the plural and the plural the singular.

26. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, as distinguished from any other contractual arrangements between the parties pertaining to or arising out of their relationship, and this Agreement supersedes and renders null and void any and all other prior oral or written agreements, understandings or commitments pertaining to the subject matter hereof. Subject to section 27, no variation hereof shall be deemed valid unless in writing and signed by the parties hereto and no discharge of the terms hereof shall be deemed valid unless by full performance by the parties hereto or by a writing signed by the parties hereto.

27. Waiver. The failure of any party to insist upon the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions and provisions shall remain in full force and effect. No waiver of any term or any condition of this Agreement on the part of any party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by (i) in the case of the Company, the Company, (ii) in the case of the terms and conditions herein applicable to the Common Stockholders, Common Stockholders holding a majority of the shares of Common Stock held by all Common Stockholders, (iii) in the case of the terms and conditions herein applicable to the Series I Preferred (and the Common Stock issuable upon conversion thereof), holders of a majority of the shares of Common Stock issued or issuable upon conversion of the Series I Preferred, (iv) in the case of the terms and conditions herein applicable to the Series H Preferred (and the Common Stock issuable upon conversion thereof), holders of a majority of the shares of Common Stock issued or issuable upon conversion of the Series H Preferred, (v) in the case of the terms and conditions herein applicable to the Series G Preferred (and the Common Stock issuable upon conversion thereof), holders of a majority of the shares of Common Stock issued or issuable upon conversion of the Series G Preferred, (vi) in the case of the terms and conditions herein applicable to the Series F Preferred (and the Common Stock issuable upon conversion thereof), holders of a majority of the shares of Common Stock issued or issuable upon conversion of the Series F Preferred, (vii) in the case of the terms and conditions herein applicable to the Series E Preferred (and the Common Stock issuable upon conversion thereof), holders of a majority of the shares of Common Stock issued or issuable upon conversion of the Series E Preferred and (viii) in the case of the terms and conditions herein applicable to the Series Dl Preferred (and the Common Stock issuable upon conversion thereof), holders of a majority of the shares of Common Stock issuable upon conversion of the Series Dl Preferred. No waiver by any party of any provision or condition of this Agreement to be performed shall be deemed a waiver of similar or dissimilar provisions and conditions at the same time or any prior or subsequent time.

28. Captions. The captions contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

29. Amendment; Termination. This Agreement may be amended or modified by an instrument in writing approved by Stockholders (or their transferees) then party to this Agreement holding not less than a majority of the total then outstanding shares of Common Stock and by Stockholders (or their transferees) then party to this Agreement holding not less than a majority of the Common Stock issued or issuable upon conversion of the Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred. Notwithstanding the foregoing, no amendment, modification or waiver of this Agreement (including without limitation those expressly contemplated by Sections 8(e) and 13) which would materially adversely impact the rights and privileges of (i) an individual Stockholder, as opposed to all Stockholders, shall be effective unless such Stockholder consents in writing to such amendment or modification, or (ii) a single class or series of stock, as opposed to all classes or series of stock, shall be effective unless Stockholders holding a majority of the shares of such class or series, as the case may be, held by all Stockholders consents in writing to such amendment or modification. With the exception of the terms and provisions of Section

13(a) and Section 13(c), which shall survive termination of this Agreement, this Agreement shall be automatically terminated upon the occurrence of any of the following events:

(a) The purchase or acquisition of all of the shares of the Company’s capital stock then subject to this Agreement by any single Stockholder;

(b) The express written agreement of Stockholders (or their transferees) then party to this Agreement holding not less than a majority of the total then outstanding shares of Common Stock and by Stockholders (or their transferees) then party to this Agreement holding not less than a majority of the Common Stock issued or issuable upon conversion of the Series I Preferred, Series H Preferred, Series G Preferred, Series F Preferred, Series E Preferred and Series Dl Preferred (which majority must include the holders of a majority of the outstanding Series H Preferred); or

(c) The listing of the Common Stock of the Company on a national securities exchange.

The approval or consent of a Stockholder who has transferred or otherwise disposed of all his shares of the Company’s capital stock shall not be required for any amendment or termination of this Agreement and such Stockholder shall have no further rights in this Agreement unless he shall reacquire shares.

30. Effect of the Rule Against Perpetuities. Notwithstanding any other provision of this Agreement to the contrary, all options and rights to purchase or sell created by this Agreement shall expire on the later of (a) twenty-one years after the death of the last remaining child, living as of the date of this Agreement, of a Stockholder, who is such at the time of the execution of this Agreement, or (b) twenty-one years after the death of the last to die of a Stockholder who is such at the time of the execution of this Agreement.

31. Additional Parties and Information. Any entity or person who is not an employee or consultant of the Company and who exercises a right, option or warrant to acquire shares of Common Stock may be admitted to this Agreement as a Common Stockholder upon the execution of a Counterpart Signature Page by such person and his spouse, if applicable. Any person who is an employee or consultant of the Company and who exercises a right, option or warrant to acquire shares of Common Stock may be admitted to this Agreement as an Employee Stockholder upon the execution of a Counterpart Signature Page by such person and his spouse, if applicable. Any entity or person acquiring shares of Series Dl Preferred may be admitted to this Agreement as a Preferred Stockholder upon the execution of a Counterpart Signature Page by such person and his spouse, if applicable. Any entity or person purchasing shares of Series I Preferred may be admitted to this Agreement as a Preferred Stockholder upon the execution of a Counterpart Signature Page by such person and his spouse, if applicable. The Company may update Schedules A and B to incorporate information from Counterpart Signature Pages executed by such Stockholders.

{Remainder of page intentionally left blank}

IN WITNESS WHEREOF, this Amended and Restated Stockholders’ Agreement has been executed as of the date first written above.

MOTRICITY, INC.

By:	/s/ Ryan K. Wuerch
Ryan K. Wuerch
Chief Executive Officer

With a copy to:
Womble Carlyle Sandridge & Rice, PLLC
2530 Meridian Parkway
Suite 400
Durham, NC 27713
Attn: W. H. Johnson III, Esq.

ATTEST:

/s/ Nathan A. Gooden
Secretary

(CORPORATE SEAL)

IN WITNESS WHEREOF, this Amended and Restated Stockholders’ Agreement has been executed as of the date first written above.

MATERIAL SUBSIDIARIES

PalmGear, Inc.

By:	/s/ Ryan K. Wuerch
Name:	Ryan K. Wuerch
Title:	President and Chief Executive Officer

Palm Digital Media, Inc.

By:	/s/ Ryan K. Wuerch
Name:	Ryan K. Wuerch
Title:	President and Chief Executive Officer

With a copy to:
Womble Carlyle Sandridge & Rice, PLLC
2530 Meridian Parkway
Suite 400
Durham, NC 27713
Attn: W. H. Johnson III, Esq.

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Advanced Equities Investments XXV, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Advanced Equities Investments XXVI, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Advanced Equities Investments XXXV, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Advanced Equities Triangle Acquisition I, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Advanced Equities Triangle Acquisition II, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: AEI 2006 Venture Investments I, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: AEI 2006 Venture Investments II, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: AEI 2006 Ventore Investments III, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: AEI 2006 Ventore Investments IV, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: AEI Eastern Investments I, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: AEI Eastern Investments II, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: AEI Eastern Investments III, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: AEI Eastern Investments IV, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: AEI Trilogy Fund, LLC

By:	/s/ Keith Daubenspeck
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October 11, 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: The Atlantis Group LLC

By:	/s/ Roberta B. Hardy
Name:	Roberta B. Hardy
Title:	Chairperson
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:

By:
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	Judson S. Bowman

Signature:	/s/ Judson S. Bowman
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:

By:
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	Nathaniel Taylor Brockman

Signature:	/s/ Nathaniel Taylor Brockman
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Shannon Brockman
Print Name of Spouse (if applicable)

/s/ Shannon Brockman
Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:	Capital Ventures International
By: Heights Capital Management, Inc.
Its authorized agent

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager
Address:	c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, CA 94111
Facsimile:	415-403-6525

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: CRS FUND, LTD.

By:	/s/ Stephen C. Freidheim
Name:	Stephen C. Freidheim
Title:	CEO
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: CYRUS OPPORTUNITIES MASTER FUND II, LTD.

By:	/s/ Stephen C. Freidhem
Name:	Stephen C. Freidhem
Title:	CEO
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Enterprises Partners V, L.P.

By:	/s/ CJ Eibl
Name:	CJ Eibl
Title:	Managing Director
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Glynn Partners, L.P.

By:	/s/ John W. Glynn
Name:	John W. Glynn
Title:	Managing Partner
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Glynn Ventures V, L.P.

By:	/s/ John W. Glynn
Name:	John W. Glynn
Title:	Managing Partner
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Glynn Ventures VI, L.P.

By:	/s/ John W. Glynn
Name:	John W. Glynn
Title:	Managing Partner
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: HS Partners Holdings, LP

By:	/s/ Michael Schulman
Name:	Michael Schulman
Title:	Manager
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:

By:
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	Brett Icahn

Signature:	/s/ Brett Icahn
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Koala Holding Limited Partnership

By:	/s/ Keith Cossa
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:

By:
Name:
Title:	MASSEY BURCH VENTURES FUND II, L.P.
Address:	BY:	MB PARTNERS II, L.P., its General Partner

Facsimile:	BY:	/s/ William F. Earthman, III
General Partner

IF A NATURAL PERSON:

Name:

Signature:
Address:
Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: MO MO , LLC

By:	/s/ Cliff Benson Jr.
Name:	Cliff Benson Jr.
Title:	Manager
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: MOTO C, LLC

By:	/s/ Michael E. Luce
Name:	Michael E. Luce
Title:	Manager
Address:

Facsimile:

IF A NATURAL PERSON:

Name:
Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: NEW ENTERPRISE ASSOCIATES 10, L.P.

                           By: NEA Partners 10 L.P.

                                  Its General Partner

By:	/s/ Mark W. Perry
Name:	Mark W. Perry
Title:	General Partner
Address:

Facsimile:

IF A NATURAL PERSON:

Name:
Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: New Gadgets, LLC

By:	/s/ Michael Reagan
Name:	Michael Reagan
Title:	Member
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Noro-Moseley Partners IV, L.P.

By:	/s/ Charles D. Moseley
Name:	Charles D. Moseley
Title:	Member
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Noro-Moseley Partners IV-B, L.P.

By:	/s/ Charles D. Moseley
Name:	Charles D. Moseley
Title:	Member
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: The Peierls Foundation Inc.

By:	/s/ E. Jeffrey Peierls
Name:	E. Jeffrey Peierls
Title:	President
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:

By:
Name:
Title:
Address:
Facsimile:

IF A NATURAL PERSON:

Name:	Brian Eliot Peierls

Signature:	/s/ Brian Eliot Peierls
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:

By:
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	E. Jeffrey Peierls

Signature:	/s/ E. Jeffrey Peierls
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: U.D. Ethel F. Peierls Charitable Lead Trust

By:	/s/ E. Jeffrey Peierls
Name:	E. Jeffrey Peierls
Title:	Trustee
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: U.D. J.N. Peierls for B.E. Peierls

By:	/s/ E. Jeffrey Peierls
Name:	E. Jeffrey Peierls
Title:	Trustee
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: U.D. J.N. Peierls for E.J. Peierls

By:	/s/ E. Jeffrey Peierls
Name:	E. Jeffrey Peierls
Title:	Trustee
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:

By:
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	Barbara Raynor

Signature:	/s/ Barbara Raynor
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY

Name of Entity: Sandler Co. Investment Partners L.P.

By:	/s/ Moira Mitchell
Name:	Moira Mitchell
Title:	President MJDM Corp, a general partner
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY

Name of Entity:

By:
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	DOUGLAS A. SMITH
Signature:	/s/ Douglas A. Smith
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY

Name of Entity: Solidus Company, LP

By:	/s/ E. Townes Duncan
Name:	E. Townes Duncan
Title:	Managing Partner
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY

Name of Entity:

By:
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	Norma C. Southard

Signature:	/s/ Norma C. Southard
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October    , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY

Name of Entity: Toronto Angel Group Motricity Holdings LP

By:	Greg Edwards Management Inc. (General Partner) /s/ Greg Edwards
Name:	Greg Edwards
Title:	President
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY

Name of Entity: Tri-State Investment Group III, LLC

By:	/s/ Stephen Clossick
Name:	Stephen Clossick
Title:	Administrator
Address:

Facsimile:

IF A NATURAL PERSON:

Name:
Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY

Name of Entity: Tri-State Investment Group III, LLC

By:	/s/ Stephen Clossick
Name:	Stephen Clossick
Title:	Administrator
Address:

Facsimile:

IF A NATURAL PERSON:

Name:
Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Valaree A. Wahler Living Trust dated 7/1/1993

By:	/s/ Valaree A. Wahler
Name:	Valaree A. Wahler
Title:	Trustee
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Wakefield Group

By:	/s/ Steve Nelson
Name:	Steve Nelson
Title:	Managing Director
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	Steve Nelson

Signature:	/s/ Steve Nelson
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:

By:
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	Robert Whittle

Signature:	/s/ Robert Whittle
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

N/A
Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Winton Capital Holdings Ltd.

By:	/s/ A. Meade
Name:	A. Meade
Title:	Director
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:

By:
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	Ryan K. Wuerch

Signature:	/s/ Ryan K. Wuerch
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Shawntel Wuerch
Print Name of Spouse (if applicable)

/s/ Shawntel Wuerch
Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity:

By:
Name:
Title:
Address:

Facsimile:

IF A NATURAL PERSON:

Name:	Shawntel Wuerch

Signature:	/s/ Shawntel Wuerch
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Ryan K. Wuerch
Print Name of Spouse (if applicable)

Signature of Spouse

EXHIBIT A

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Stockholders’ Agreement, dated as of October     , 2007 (the “Amended and Restated Stockholders’ Agreement”), by and among MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

IF AN ENTITY:

Name of Entity: Thomas P Ziegler Trust

By:	/s/ Thomas P Ziegler
Name:	Thomas P Ziegler
Title:	TRUSTEE
Address:

Facsimile:

IF A NATURAL PERSON:

Name:

Signature:
Address:

Facsimile:

By signing this Amended and Restated Stockholders’ Agreement Counterpart Signature Page, the undersigned acknowledges the application of the provisions of that certain Amended and Restated Stockholders’ Agreement, to the shares of capital stock of the Company held by my spouse.

Print Name of Spouse (if applicable)

Signature of Spouse

SCHEDULE A

SCHEDULE OF COMMON STOCKHOLDERS

Steven K. Brockman

Intel Capital Corporation

Massey Burch Venture Fund II, L.P.

New Enterprise Associates 10, Limited Partnership

NEA Ventures 2002, Limited Partnership

Noro-Moseley Partners IV L.P.

Noro-Moseley Partners IV-B L.P.

The Atlantis Group, LLC

Tri-State Investment Group III, LLC

Wakefield Group III LLC

W. H. Johnson III

Kenneth G. Carroll

Norma C. Southard

Prova Properties, LLC

Middlefield Ventures, Inc.

Robert Dale

Charles Schwab & Co., Inc.

FBO Robert Dale IRA

Attn Thet Myothwe

Private Investment group

Non-Standard Asset Team

Edward Whitehorne

L. Steve Nelson

Crom Carmichael

Shelly McClary

Lee Beaman

Solidus Company

Joe DeLozier

Solidus Partners, L.P.

Lucius E. Burch

E. Townes Duncan

Alfred Morris

John Morris

John F. Jacques

Mark H. Lincoln

Scott K. Haynes

Scott Chernoff

Rob Whittle

palmOne, Inc.

Lucy Duncan Adams

Ruth Duncan Coppeans

Thomas Walker Duncan

Edward Green Duncan

Advanced Equities Investments XXI, LLC

RDKC Investments II, LLC

SCHEDULE B

SCHEDULE OF PREFERRED STOCKHOLDERS

TCV V, L.P.

TCV Member Fund, L.P.

Steven K. Brockman

Intel Capital Corporation

Massey Burch Venture Fund II, L.P.

New Enterprise Associates 10, Limited Partnership

Noro-Moseley Partners IV L.P.

Noro-Moseley Partners IV-B L.P.

The Atlantis Group, LLC

Tri-State Investment Group III, LLC

Tri-State Investment Group IV, LLC

Wakefield Group III LLC

L. Steven Nelson

W. H. Johnson III

Kenneth G. Carroll

Norma C. Southard

Prova Properties, LLC

Solidus Company

Solidus Partners, L.P.

Scott K. Haynes

Scott Chernoff

Rob Whittle

Robert Dale

Randolph Associates

HS Partners Holdings, LP

Technology Voyage II, LLC

Technology Ventures LLC

Waveland Technology Partners, L.P.

Advanced Equities Investments XXV, LLC

John Chambers III

Advanced Equities Investments XXXV, LLC

AEI Eastern Investments I, LLC

AEI Eastern Investments II, LLC

Blade Ventures, LP

HS Portfolio, LP

New Gadgets, L.L.C.

Capital Ventures International

AEI Trilogy Fund, LLC

AEI 2006 Venture Investments I, LLC

AEI 2006 Venture Investments II, LLC

ATB Capital, LLC

c/o Stephen H. Clark

ATB Group Ventures, LLC

c/o Stephen H. Clark

Glynn Partners LP

Glynn Ventures V

Glynn Ventures VI

AEI Eastern Investments III, LLC

AEI Eastern Investments IV, LLC

AEI 2006 Venture Investments III, LLC

AEI 2006 Venture Investments IV, LLC

ASA Opportunity Fund L.P.

Madrone Investments LP

Koala Holdings, Limited Partnership

MOTO C, LLC

Brett Icahn

Advanced Equities Triangle Association I, LLC

Advanced Equities Triangle Association II, LLC

N. Taylor Brockman

CRS Fund, Ltd.

Cyrus Opportunities Master Fund II, Ltd.

Mo Mo, LLC

The Peierls Foundation Inc.

Brian Eliot Peierls

E. Jeffrey Peierls

U.D. Ethel F. Peierls Charitable Lead Trust

U.D. J.N. Peierls for B.E. Peierls

U.D. J.N. Peierls for E.J. Peierls

Barbara Raynor

Sandler Co-Investment Partners, L.P

Douglas A. Smith

Toronto Angel Group Motricity Holdings LP

Valaree A. Wahler Living Trust dated 7/1/1993

Winton Capital Holdings Ltd.

Thomas P. Ziegler Trust

SCHEDULE C

SCHEDULE OF EMPLOYEE STOCKHOLDERS

Ryan K. Wuerch

Judson S. Bowman

N. Taylor Brockman

Shawntel Wuerch

Nathan Gooden

SC-1

SCHEDULE D

M7 INVESTORS

Enterprise Partners V, L.P.

QUALCOMM Incorporated

Sienna Limited Partnership II, L.P.

Sienna Limited Partnership III, L.P.

David Buckley

Mark Munoz

William Erickson

Avtech Portfolio, LP

Robert Conrads

GC&H Investments LLC

East Peak Advisors LLC (creditor)

Investor Growth Capital

Investor Group L.P.

Anil Chintapalli

Premal Kazi

Christine Mossmer

Srinath Yedla

David Ross

Mark Eger

Mayumi Oka

Pittard Investments LLC

Jim Collas

Richard Le Faivre

Hans Davidsson

Silicon Valley BancShares

The Promar Group

Mobile Investors LLC

Ellen Hancock

John Major

Dr. David Nagel

Dr. Donald H. Norman

John Sculley

Maynard Webb

Cooley Godward LLP

John Shuck

Tom Schmidt

Shari Buckner

Thomas Carney

Miro Copic

David Curtis

James Debello

Monica Dodds

Eliot Feldstein

Jacqueline Friedenberg

Adam Harriss

Cherie Jacobson

Travis King

Hong Li

Kalle Marsal

Agatha Martindale

Barbie Miranda-Simpauco

Helen Riley

Liya Sharif

David Wu